UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report: (Date of earliest event reported) September 9, 2016


                           UNITED CANNABIS CORPORATION
                   -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
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         (State or other Jurisdiction of Incorporation or Organization)


                              1600 Broadway, Suite 1600
      000-54582                    Denver, CO 80202               46-5221947
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   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On September 9, 2016, the Company's Board of Directors voted to decrease the annual salary for Chad Ruby, the Company's Chief Operating Officer, from $115,000 to $-0- for the remainder of the year ended December 31, 2016.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED CANNABIS CORPORATION


Dated:  September 13, 2016            By: /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer